Exhibit 10.16

Amendment to Simple Agreement for Future Equity

This Amendment to Simple Agreement for Future Equity (this “Amendment”) is entered into as of February 14, 2022 (the “Amendment Effective Date”), by and between Holisto Ltd., a company organized under the laws of the State of Israel (the “Company”), and Connecticut Innovations, Incorporated (the “Investor”). The Company and the Investor may also be referred to, collectively, as the “Parties” and separately as a “Party”.

WHEREAS	the Investor entered (on or around December 2021) into a Simple Agreement for Future Equity with the Company, which agreement is outstanding as of the date hereof (the “Safe”); and

WHEREAS	the Parties wish to amend certain terms of the Safe, as provided in this Amendment, effective as of the Amendment Effective Date,

NOW THERFORE, the Parties agree as follows:

1.	Capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Safe.

2.	Amendments:

2.1	The “Purchase Amount” shall be US$1,500,000 and not US$2,000,000 as stated in the Safe, and all relevant provisions of the Safe shall be treated accordingly.

2.2	The definition of “Discount Rate” shall be amended as follows:

“The “Discount Rate” shall be 75%”.

2.3	The definition of “SPAC Conversion Price” shall be amended as follows:

““SPAC Conversion Price” means US$7.50.”

2.4	The definition of “Valuation Cap” shall be amended as follows:

“The “Valuation Cap” is US$400,000,000”.

2.5	The definition of “Definitive SPAC Agreements” shall be amended as follows:

““Definitive SPAC Agreements” means (i) a definitive agreement among the Company, the Merger Sub and a publicly listed “special purpose acquisition company” (“SPAC”) (and/or one or more of its subsidiaries) for effecting a SPAC Transaction, and (ii) subscription agreements pursuant to which certain subscriber(s) subscribe for convertible note(s) of the Company, in the aggregate amount of not less than US$30,000,000”.

3.	Miscellaneous:

3.1	This Amendment constitutes an integral part of the Safe. This Amendment together with the Safe (as amended hereby) constitute the full and entire understanding and agreement between the Company and the Investor, with regard to the subjects hereof and thereof.

3.2	In the event of any inconsistency or discrepancy between this Amendment and the Safe, the provisions of this Amendment shall prevail, govern and supersede in all respects.

3.3	All other terms of the Safe shall remain unchanged.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed on the Amendment Effective Date:

THE COMPANY:

HOLISTO LTD.

By:
Name:
Title:

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed on the Amendment Effective Date:

THE INVESTOR:

[INVESTOR]

By:
Name:
Title:

3